Exhibit 99.1

Benihana Inc. Company Introduction July 2006

Safe harborstatement

This presentation contains various "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, including unit growth, future capital expenditures, and other operating information. A number of factors could, either individually or in combination, cause actual results to differ materially from those included in the forward-looking statements, including changes in consumer preferences, fluctuations in commodity prices, availability of employees, changes in the economy, trend cycles in the industry, and in consumer disposable income, competition, availability of locations, weather conditions in areas in which we and our franchisees operate, acceptance of our concepts, changes in governmental laws and regulations, ability to complete construction and obtain governmental permits on a reasonably timely basis and other factors that we cannot presently foresee.

Company Overview
• Leader in high-end Asian dining
• Three distinct brands with 75 total units in operation
• An additional 18 Benihana teppanyaki restaurants are franchised
• Under-penetrated concepts relative to brand recognition
• Restaurant sales - $244 Million FYE ‘06
• Cash Flow from Operations $29,500 FYE ‘06
• Continuing success with same store sales - Blended 9.2% comps for Q1’07 on top of blended 8.7% for fiscal year March 26, 2006

Corporate history
•1964 - First Benihana opens in Manhattan
•1983 - IPO of Common shares
•1987 - 2,000,000 share Class A offering
•1995 -Acquired 17 teppan units from Benihana of Tokyo
•1997 - Acquisition of Rudy’s Restaurant Group
•1999 - Completed Haru acquisition
•2001 - 1,000,000 share Class A secondary offering
•2002 - Completed RA Sushi acquisition

Current concept portfolio
• Benihana of Tokyo, the original,venerable teppanyaki restaurant
• Haru, an upscale, urban-centric sushi chainlocated in Manhattan
• RA Sushi Bar, a chain of vibrant and hipsushi restaurants

Locations

About Benihana

•Unique theatrical concept proven over 41 years
•57 owned, 18 franchised
•Family friendly, value oriented
•Average check $24.96
•FYE ‘06 sales $190 million - 78% of total
•Average unit volume $3.5 million
•Continued popularity after 42 years - Q1 ‘07 comp sales 7.7%

Benihana - Design Initiative

•Reduce building cost and size (inside 7,000 sq ft)
•Maximize efficiencies between BOH and FOH
•Improve backdrop to emphasize natural theater presentation
•Increase privacy between tables
•Create a variety of dining options & zones
•Implement a design that adapts well to renovation program
•Improve ROI

Prototype elevation

Sushi Bar & Lounge

Prototype layout

Miramar
First ground-up prototype unit built in Ft. Lauderdale suburb - Miramar, Florida - opened mid-June, 2006. Miramar has thus far exceeded expectations by wide margin.

Renovation Program
•Average age of Benihana teppan restaurants - 19 years old at end of fy’06; only 15 units under 5 years old
•Upon completion of program in 30 months the average age of the units will be 12 years with majority of units less than five years old
•Units selected on basis of physical condition, market opportunity and term of underlying leases
•Three units completed - Short Hills, Cleveland and Memphis - all with extremely proising results
•Returns far in excess of what typical maintenance capital spending brings
•Well in excess of 10% ROI
•Average closure period - 24 weeks, average capital spending $2.0 million

Hypothetical example of are modeled unit•Assumptions - Unit volume $3.9 million•Expected impacts•Meaningful traffic gain•Price increases•Improved product mix - increased sales to each diner coupled with improved beverage sales

Benihana - Unit Level Economics
Average sq. ft. 8,000 sq ft Revenue (2) $3,540,000 Restaurant level cash flow (2) $861,000
Restaurant Operating profit margin 20.0% Investment to open (1) $3,400,000 Cash ROI 25.3% Fully capitalized ROI (including leases at 8X) 20.8%
(1) Includes $400K for opening costs, initial inventories, uniforms. Capital costs of $3.0 million based upon current construction cost estimates.
(2) Based upon ‘06 averages 14

About Haru
•Acquired two unit chain 1999, added five units
•Higher priced, sophisticated, urban concept
•Six units in Manhattan, seventh in Philadelphia
•Average check $29.36
•FYE ‘06 sales $27.7 million - 11% of total
•Average Unit Volume - $4.6 million
•Take out/delivery component 40% of sales
•Q1 ‘07 comp sales - 10.6%

Haru Philadelphia Contemporary Japanese fusion Sake Large portions

Haru Third Avenue Contemporary Japanese fusion Sake Large portions

Haru - Unit level economics
Average sq. ft. 4,500 sq ft Revenue (2) $4,563,000 Restaurant level cash flow (2) $1,259,000 Restaurant Operating profit margin 22.5% Investment to open (1) $3,900,000 Cash ROI 32.3% Fully capitalized ROI (including leases at 8X) 25.3%

(1) Includes $400K for opening costs, initial inventories, uniforms. Capital costs of $3.5 million based upon current construction cost estimates.
(2) Based upon ‘06 averages 18

About RA Sushi
• Benihana’s true growth concept
• Acquired in 2002 - suitable for urban and suburban markets
• Eleven units located in Metro Phoenix, Glenview, San Diego, Las Vegas, Houston, Tucson and Chicago in strip and life-style mall locations
• Average check $20.51
• FYE ‘06 sales $24.6 million - 10.1% of total
• Average unit volume - $3.0 million
• Beverage sales represent over 33% of sales
• Q1 ‘07 comp sales - 18.6%

Kierland Youth oriented Edgy Vibrant Hip

Las Vegas Youth oriented Edgy Vibrant Hip

Chicago Youth oriented Edgy Vibrant Hip

RA Sushi - Unit level economics
Average sq. ft. 4,600 sq ft Revenue (2) $3,010,000 Restaurant level cash flow (2 $783,000 Restaurant Operating profit margin 23.0% Investment to open (1) $2,325,000 Cash ROI 33.7% Fully capitalized ROI (including leases) 25.1%
(1) Includes $325K for opening costs, initial inventories, uniforms. Capital costs of $2.0 million based upon current construction cost estimates.
(2) Based upon ‘06 averages

Overall Growth Objectives
• Capitalize on legendary Benihana brand
• Refine prototype & build two units annually
• Renovate 20+ older units to new prototype design
• Exploitive on new franchise activity
• Strategically expand Haru in major urban centers
• Build four to six new RA Sushi restaurants in FY ‘07 and increase annually thereafter
• Evaluate complimentary Asian concepts for possible acquisition seeking only exceptional returns
• Target annual comp sales increases of 4%-5%
• Generate earnings growth of 10% to 20% annually

Announced Unit Development • Benihana: • Coral Gables, Florida - July 2006 • Maple Grove, Minnesota - 2008 • Chandler, Arizona- 2008 • RA Sushi Bar & Restaurant: • Torrance, CA - October 2006 • Corona, CA - October 2006
• Tustin, California - January 2007 • Lombard, Illinois - 2008 • Huntington Beach, CA • Haru - Financial District, NYC- 2008

Unit Growth

Unit economics Benihana Haru RASushi Average Unit Volume $3,540 $4,563 $3,010 Ebitdar 1,095 1,523 980 Cash Investment 3,400 3,900 2,325 All-in investment 5,272 6,008 3,901 Return on investment 20.8% 25.3% 25.1% Return on cash investment 25.3% 32.3% 33.7% Note - AUV and ebitdar based on FY ‘06 averages, Cash investment includes capital costs based upon current construction estimates and costs of uniforms, opening inventories and pre-opening expenses.

Selected financial information
Three year summary
2004 2005 2006 Revenue $202,963 $218,331 $245,553 Net Income 8,972 7,820 14,562 EPS $0.98 $0.77 $1.36

Equity
as of FYE ‘06
• Consists of two classes • Class A Common • Trades Nasdaq BNHNA • issued and outstanding 7,111,671 shares • Common • Trades Nasdaq BNHN • issued and outstanding - 2,649,953 shares

Capitalization as of FYE ‘06 • Mezzanine and Equity - $144,535,000 • Debt - Wachovia - $6,700,000 • Wachovia debt encompassing a revolver ($15 Million) and a Term Loan ($6.7 Million) • $12.7 Million available • Libor based rate, priced based upon leverage ratio (presently Libor +1%) • Preferred Stock (Mezzanine) - $19.3 Million • Convertible at $19 per Common share

Capitalization
as of FYE ’06 • Mezzanine and Equity - $144,535,000 • Debt - Wachovia - $6,700,000 • Wachovia debt encompassing a revolver ($15 Million) and a Term Loan ($6.7 Million) • $12.7 Million available • Libor based rate, priced based upon leverage ratio (presently Libor +1%) • Preferred Stock (Mezzanine) - $19.3 Million • Convertible at $19 per Common share